Grant Thornton

Grant Thornton
45/F, Raffles City
268 Xizang Zhong Road
Shanghai 200001, China

T +86 21 2322 0200
F +86 21 2322 0000

京都天华会计师事务所有限公司
上海分所
中国上海市西藏中路268号
来福士广场45楼
邮编200001

电话 +86 21 2322 0200
传真 +86 21 2322 0000
www.grantthorntonchina.com.cn

March 11, 2010

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re: YUHE INTERNATIONAL, INC.
File No. 001-34512

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Yuhe International, Inc. dated March 11, 2010, and agree with the statements concerning our Firm contained therein.

Very truly yours,

Grant Thornton

GRANT THORNTON